Exhibit 99.1

XCF Global Announces Additional Equity Capitalization and Nears Completion of Upgrades to New Rise Reno Facility and Operational Restart

HOUSTON, TX / ACCESS Newswire / May 29, 2026 / XCF Global, Inc. (“XCF”) (NASDAQ: SAFX), a U.S.-based producer of renewable diesel and sustainable aviation fuel (“SAF”) focused on decarbonizing transportation while supporting domestic fuel supply and energy security, today announced that it has entered into additional securities purchase agreements for the private placement of an aggregate of 26,666,680 shares of the Company’s common stock for total gross proceeds of $4,000,002

“We are pleased to announce this additional equity capital, which we believe provides further support for the execution of our strategic priorities,” stated Chris Cooper, XCF’s Chief Executive Officer. “As we begin finalizing our planned upgrade of our New Rise Renewables Reno facility for production in June, this financing enhances our flexibility as we work to move those efforts forward.”

In addition, XCF has completed key upgrade work at its New Rise Reno refinery, and the facility is now in the final phase of its planned conversion. The work remains on schedule and XCF believes it will resume production in early June as planned, subject to catalyst receipt, final commissioning and standard start-up procedures.

Under the terms of the securities purchase agreements, XCF agreed to register the resale of the shares with the U.S. Securities and Exchange Commission in the future.

XCF believes these financings reflect continued investor support for the Company’s strategy as it advances its planned facility upgrade, broader corporate initiatives and the next phase of its growth.

The offer and sale of the foregoing securities were made in a transaction not involving a public offering, and the securities have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is a U.S.-based producer of renewable diesel and sustainable aviation fuel (“SAF”) focused on decarbonizing transportation while supporting domestic fuel supply and energy security. Our flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of 38 million gallons per year. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale renewable fuels production. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit www.xcf.global

Contacts

XCF Global: Corporate Comms

media@xcf.global

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the potential of sustainable aviation fuel to reduce greenhouse gas emissions, the prospectus of XCF’s commercial operations and growth strategy, and the expected to return to operations of XCF’s New Rise Renewables Reno facility in June 2026. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal,” “designed,” or the negatives of these words or other similar terms or expressions that concern XCF’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s business combination agreement with DevvStream Corp. and Southern Energy Renewables Inc. (the “Business Combination”) and/or its offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Form 10-K, filed with the SEC on March 31, 2026, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Although the business combination agreement is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the business combination agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.